UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024 (May 6, 2024)

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)    On May 6, 2024, American Express Company (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Second Amended and Restated American Express Company 2016 Incentive Compensation Plan (as amended and restated, the “Plan”) to, among other things, increase the number of common shares of the Company available for issuance under the Plan by 15 million shares and extend the expiration date of the Plan to May 6, 2034.

For a description of the principal terms of the Plan, see “Item 4: Approval of the Second Amended and Restated American Express Company 2016 Incentive Compensation Plan” in the Company’s Proxy Statement dated March 15, 2024 for the Annual Meeting, which description is incorporated herein by reference. A copy of the Plan is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)    As noted above, the Company’s Annual Meeting was held on May 6, 2024. A quorum was present at the meeting as required by the Company’s By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.
Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter other than item 4 below, where abstentions were counted as votes cast against the matter. For matters 2-7, the percentages for and against each matter reflect all of the votes cast.

(b)
1.    Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Thomas J. Baltimore	470,745,937	105,013,210	4,655,424	56,238,542
John J. Brennan	564,405,143	11,395,757	4,613,671	56,238,542
Walter J. Clayton III	565,865,975	9,908,311	4,640,285	56,238,542
Theodore J. Leonsis	558,634,884	17,125,096	4,654,591	56,238,542
Deborah P. Majoras	571,723,394	4,103,945	4,587,232	56,238,542
Karen L. Parkhill	574,986,399	860,473	4,567,699	56,238,542
Charles E. Phillips	563,112,045	12,642,558	4,659,968	56,238,542
Lynn A. Pike	572,170,176	3,594,008	4,650,387	56,238,542
Stephen J. Squeri	553,816,930	21,578,349	5,019,292	56,238,542
Daniel L. Vasella	559,496,528	16,259,649	4,658,394	56,238,542
Lisa W. Wardell	574,881,093	928,804	4,604,674	56,238,542
Christopher D. Young	566,725,829	9,035,056	4,653,686	56,238,542

All 12 of the Company's nominees for director received over a majority of votes cast.
2.    Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024 were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
621,412,131	98.30%	10,736,569	1.69%	4,504,413	—
3.    Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
546,973,936	95.08%	28,278,439	4.91%	5,162,196	56,238,542

4.    Votes regarding the approval of the Second Amended and Restated American Express Company 2016 Incentive Compensation Plan were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
560,000,164	96.48%	14,934,323	3.52%	5,480,084	56,238,542

5.    Votes on a shareholder proposal relating to golden parachutes were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
179,396,257	31.19%	395,692,154	68.80%	5,326,160	56,238,542
6.    Votes on a shareholder proposal relating to climate lobbying were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
138,170,390	24.43%	427,391,927	75.56%	14,852,254	56,238,542

7.    Votes on a shareholder proposal relating to merchant category codes were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,607,039	0.80%	565,298,362	99.19%	10,509,170	56,238,542

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	American Express Company 2016 Incentive Compensation Plan (as amended and restated effective May 6, 2024).
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Noelle Kenel-Pierre
Name: Noelle Kenel-Pierre
Title: Assistant Corporate Secretary

Date: May 8, 2024